Exhibit 99.1

SCIENTURE announces the divestiture of its legacy subsidiaries for a total consideration of $5 million and dedicates its full focus to the Branded and Specialty Pharma segment through Scienture, LLC.

TAMPA, FL, April 08, 2025 (GLOBE NEWSWIRE) — SCIENTURE HOLDINGS, INC. (NASDAQ: SCNX) (the “Company”), a holding company for existing and planned pharmaceutical operating companies focused on providing enhanced value to patients, physicians and caregivers through developing, bringing to market, and distributing novel specialty products to satisfy unmet market needs, announced the divestiture of its legacy Healthcare IT and Wholesale Operations subsidiaries Integra Pharma Solutions (IPS), Bonum Health, Inc., and Softell, Inc. to Tollo Health, Inc. for a total consideration of $5 million.

The divestitures are part of a broader strategic realignment at the Company designed to sharpen operational focus and unlock long-term value. It is aligned with the Company’s commitment to streamline its core operations, optimize its portfolio, and accelerate growth in the Branded and Specialty Pharma markets. The Company intends to use the proceeds obtained from the divestment to facilitate the high-growth commercial and strategic product development activities at its Scienture, LLC subsidiary.

The Company believes that the key benefits of the divestitures include:

●	Increased Operational Efficiency: Streamlining the Company’s structure aimed at strengthening its balance sheet, providing for leaner operations and a more agile decision-making framework.

●	Realize Synergies: Consolidating overlapping functions and eliminating redundancies intended to cause annualized cost savings.

●	Dedicated Focus: Affording the full focus and deployment of resources to the commercial products and the high value product pipeline in development at its Scienture, LLC subsidiary.

“This strategic move allows us to better align our resources with our long-term vision, focusing on our most high value business through Scienture, LLC,” said Suren Ajarappu, Chairman of the Board and CEO of Scienture Holdings, Inc. “By simplifying our operating model, we are on the path to realizing significant synergies and efficiencies, enhancing agility, reducing overhead, and improving our overall performance.”

“This divestment enables us to better focus on our high value Specialty Pharma business at Scienture, LLC, where we can create the most value for patients, caregivers, our customers and shareholders. It’s a decisive step in building a more resilient, future-focused organization.” added Shankar Hariharan, Ph.D., CEO of Scienture, LLC. “We’re confident this decision enhances our ability to deliver excellent performance and build a stronger, more focused company.”

“Looking ahead, we’re excited with the opportunities this streamlined structure brings across our operations” said Narasimhan Mani, Ph.D., MBA, President of Scienture, LLC. “As we continue to ramp our strong Sales & Marketing and Supply Chain activities for our upcoming commercial product launches and achieve key milestones across our product pipeline, this has put us on a focused path to accelerate growth, drive innovation and deliver sustainable value creation.”

About Scienture Holdings, Inc.

SCIENTURE HOLDINGS, INC. (NASDAQ: “SCNX”), through its wholly owned subsidiaries, including Scienture, LLC is a comprehensive pharmaceutical product company focused on providing enhanced value to patients, physicians and caregivers by offering novel specialty products to satisfy unmet market needs. Scienture, LLC is a branded, specialty pharmaceutical company consisting of a highly experienced team of industry professionals who are passionate about developing and bringing to market unique specialty products that provide enhanced value to patients and healthcare systems. The assets in development at Scienture, LLC are across therapeutics areas, indications and cater to different market segments and channels. For more information xplease visit www.scienture.com.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including for the products we may launch and the success those products may have in the marketplace. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; claims relating to alleged violations of intellectual property rights of others; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Forward-looking statements speak only as of the date they are made. Scienture Holdings, Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Contact:

SCIENTURE HOLDINGS, INC.

6308 Benjamin Rd, Suite 708

Tampa, Florida 33634

Phone: (866) 468-6535

Email: IR@Scienture.com